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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               MFS Series Trust I
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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                                   M F S(SM)
                           INVESTMENT MANAGEMENT(R)

                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                     MFS TECHNOLOGY FUND ON AUGUST 15, 2006

                                                                  July 21, 2006

                     YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the MFS Technology Fund scheduled for August 15, 2006 at 9:30 a.m., Eastern Time, at 500 Boylston Street, Boston MA 02116. Our records indicate that we have not received your vote on important proposals affecting your investment in the MFS Technology Fund.

You are being asked to approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and to approve a change to a fundamental investment policy of the Fund. THE FUND'S BOARD OF TRUSTEES HAS APPROVED THE PROPOSALS AS DETAILED IN THE PROXY STATEMENT AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE on the following methods to vote your shares:

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1. TO SPEAK TO A PROXY VOTING SPECIALIST: Dial 1-877-333-2372 and a
   representative from MIS, an ADP Company (the Fund's proxy solicitor) will assist you with voting your shares and answer any of your proxy related questions. Specialists available Mon - Fri: 9:30am to 10:00pm, Sat: 10:00am to 6:00pm

2. VOTE BY TOUCH-TONE: Dial the TOLL-FREE touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week.

3. VOTE VIA INTERNET: Go to website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions.

4. VOTE BY MAIL: Sign and Date the enclosed proxy card and mail back using the enclosed pre-paid postage envelope

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Please try to utilize the first three methods described above to register your vote to make sure it is received in time for the meeting. In order for your vote to be represented, we must receive your instructions on or before 9:29 a.m., Eastern Time, August 15, 2006.

             YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!